Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and contingencies
Commitments and contingencies

25.          Commitments and contingencies

Bandwidth purchase commitments

The Group purchase bandwidth in the PRC under non-cancellable contract expiring on different dates. Payments under purchase of bandwidth are expensed on a straight-line basis over the duration of the respective periods.

As of December 31, 2022, future minimum payments under non-cancellable bandwidth contracts consist of the following:

(In thousands)	December 31, 2022
2023	1,925

Capital commitments

As of December 31, 2022, the Group has unconditional purchase obligations for office building and office equipment that had not been recognized as follows:

(In thousands)	December 31, 2022
2023	7,311
2024 and after	1,090
8,401

Litigation

The Group is involved in a number of cases pending in various courts. These cases are substantially related to alleged copyright infringement as well as routine and incidental matters to its business, among others. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Group’s business practices, which could impact the Group’s future financial results. The Group had incurred USD997,000 and USD188,000 legal and litigation related expenses for the years ended December 31, 2021 and 2022, respectively, while the Group reversed USD1,217,000 legal and litigation related expense for the year ended December 31, 2020.

Up to April 26, 2023, which is the date when the consolidated financial statements were issued, the Group had 5 lawsuits pending against the Group, relating to the alleged copyright infringement and claims for other damages with an aggregate claimed amount of approximately RMB5.6 million (USD0.8 million) which occurred before December 31, 2022 (2021: USD1.7 million). The Group had accrued for USD634,000 litigation related expenses in “Accrued liabilities and other payables” in the consolidated balance sheet as of December 31, 2022 (2021: USD973,000), which is the most probable and reasonably estimable outcome. In addition, there have been a dispute relating to a construction contract which is currently under arbitration procedure, the Group had recognized related payable in “Accrued liabilities and other payables” in the consolidated financial balance sheet as of December 31, 2022 based on the reasonably estimable outcome.

The Group estimated the litigation compensation based on judgments handed down by the court, out-of-court settlements of similar cases as well as advices from the Group’s legal counsels. The Group is in the process of appealing certain judgments for which the losses had been accrued. Although the results of unsettled litigation and claims cannot be predicted with certainty, the Group does not expect that the outcome of the 6 lawsuits will result in the amounts accrued materially different from the range of reasonably possible losses. In the opinion of management, there was not at least a reasonable possibility the Company may have incurred a material loss, or a material loss in excess of recorded accrual, with respect to loss contingencies for asserted legal and other claims. However, the outcome of litigation is inherently uncertain. If one or more of these legal matters were resolved against the Company in a reporting period for amounts in excess of management’s expectations, the Company’s consolidated financial statements for that reporting period could be materially adversely affected.